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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): October 1, 2003

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                          ASTORIA FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

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           Delaware                       0-22228                 11-3170868
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
 incorporation or organization)                              Identification No.)

          ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085 (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (516) 327-3000

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEMS 1 THROUGH 4, 6, 8, 9, 10, 11 AND 12. NOT APPLICABLE.

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

      On October 1, 2003, Astoria Financial Corporation issued a press release announcing that it had completed the redemption of all 2,000,000 outstanding shares of its 12% Noncumulative Perpetual Preferred Stock, Series B (the "Preferred Shares"), at a redemption price of $27.25 per share, plus $1.00 in accrued and unpaid dividends, for an aggregate redemption price of $28.25 per Preferred Share (the "Redemption Price"). The press release is included herein as Exhibit 99.1

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) - (b)   Not applicable.

(c)         Exhibits

            The following Exhibit is filed as part of this report.

            Exhibit 99.1      Press release dated October 1, 2003.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               ASTORIA FINANCIAL CORPORATION

                                               By: /s/ Peter J. Cunningham
                                                   -----------------------------
                                                  Peter J. Cunningham
                                                  First Vice President and
                                                  Director of Investor Relations

Dated: October 1, 2003

                                  EXHIBIT INDEX
Exhibit
Number      Description
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99.1        Press release dated October 1, 2003.


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